UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FUSION PHARMACEUTICALS INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Your Vote Counts!
FUSION PHARMACEUTICALS INC
2022 Annual Meeting
Vote by June 13, 2022 11:59 PM ET
Hextone, Inc.
P.O. Box 91421 Farmingdale, NY 11735 148,294 322,224 1 OF 2
Ricky Campana P.O. Box 123456
Suite 500 30#
51 Mercedes Way Edgewood, NY 11717
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You invested in FUSION PHARMACEUTICALS INC and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2022.
Get informed before you vote
View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX
Smartphone users
Point your camera here and vote without entering a control number
Vote in Person at the Meeting*
June 14, 2022 10:00 AM EDT
Annual Meeting to be held live via the Internet -please visit www.proxydocs.com/FUSN for more details.
*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

FUSION PHARMACEUTICALS INC
2022 Annual Meeting
Vote by June 13, 2022
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
01	Donald Bergstrom	For
02	Pablo Cagnoni	For
03	Johan Christenson	For
04	Barbara Duncan	For
05	Steve Gannon	For
06	Chau Khuong	For
07	Philina Lee	For
08	Heather Preston	For
09	John Valliant	For
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

NOTE: To conduct any other business properly brought before the Annual Meeting. --
For additional information, see "Proposal 1: Election of Directors", "Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm" ---
As permitted by Canadian securities regulators, Fusion Pharmaceuticals Inc. is providing you with notice and access to our 2022 proxy statement for the annual shareholders meeting as well as the 2021 annual financial statements and related managements discussion and analysis (together, the proxy materials) electronically, instead of mailing out paper copies. This notice provides you with information on how to access and view the proxy materials online and/or request paper copies.To view the proxy materials, and to obtain instructions to attend meeting, go to:www.proxydocs.com/FUSN. The proxy materials are also available at: www.sedar.com. We encourage you to access and review all of the important information contained in the proxy materials before voting. For information about this notice, please call (888) 464-5457.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

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322,224
148,294

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